UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2015

Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd. Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On December 5, 2015, Insignia Systems, Inc., (the “Company”) entered into a standstill agreement (the “Agreement”) with Nicholas J. Swenson, Air T, Inc. (“Air T”), Groveland Capital LLC (“Groveland Capital”), and Groveland Hedged Credit Fund LLC (“Groveland Fund” and, collectively with Swenson, Air T, and Groveland Capital, the “Air T Group”) and Sardar Biglari, Philip L. Cooley, The Lion Fund II, L.P. (“Lion Fund”) and Biglari Capital Corp. (“BCC” and, collectively with Biglari, Cooley and Lion Fund, the “Biglari Group”).  The Agreement supersedes the previously announced standstill agreement between the Company and the Air T Group dated as of November 8, 2014, as amended April 29, 2015.

Under the Agreement, the Company agreed to increase the size of its board of directors from seven directors to nine directors, effective as of December 5, 2015. The Company also agreed to elect Mr. Biglari and Dr. Cooley to its Company’s board of directors effective as of the same date. The Company further agreed to nominate and recommend that shareholders elect Mr. Swenson, Jacob J. Berning, Mr. Biglari and Dr. Cooley as four of no more than nine total nominees for election as directors at the 2016 annual meeting of shareholders, which must be held no later than June 30, 2016.  The Company has further agreed to reimburse the Air T Group and Biglari Group for certain expenses incurred in connection with the Agreement and related matters.

Under the Agreement, the members of the Air T Group and the Biglari Group have agreed to vote all shares of the Company’s common stock beneficially owned by them in favor of all of the board’s director nominees at the 2016 annual meeting of shareholders, for approval of the advisory vote to approve executive compensation, in accordance with the board of directors’ recommendation on any advisory vote on the frequency of future advisory votes to approve executive compensation and for the ratification of the Company’s independent auditors.  The Air T Group and the Biglari Group have each agreed to also abide by certain standstill provisions until the conclusion of the Company’s 2016 annual meeting of shareholders or any earlier date, if any, upon which the Company has materially breached certain of the Company’s commitments under the Agreement.

During the period for which the restrictions apply, each of the Air T Group and the Biglari Group is restricted, subject to certain limited exceptions, from: (i) submitting, inducing or encouraging the submission of any shareholder proposal or notice of nomination or other business for consideration at a meeting of the Company’s shareholders; (ii) opposing directors nominated by the board of directors; (ii) participating in any “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, other than their respective shareholder group or any group deemed to arise from the Agreement; (iii) participating in the solicitation of any proxy other than in support of the board of directors’ nominees; (iv) calling a special meeting of shareholders; (v) seeking, other than as a director of the Company, to control or influence the governance or policies of the Company; (vi) effecting or encouraging, other than as a director of the Company, to acquire any material assets or business of the Company to conduct any business combination involving any the Company, or any extraordinary transaction with respect to the Company, and (vii) disclosing or pursuing certain intentions with respect to the Agreement.

The full text of the Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description does not purport to be a complete summary of the terms of the Agreement and is qualified by reference to Exhibit 10.1.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Agreement, our board of directors elected Mr. Biglari and Dr. Cooley to the Company’s board of directors, effective December 5, 2015. The board has not made any determination with respect to the committees, if any, upon which either new director may serve.

In connection with their election as directors, and in accordance with the Agreement, Mr. Biglari and Dr. Cooley will receive the same compensation and reimbursement of expenses as are payable to the Company’s other non-employee directors.

Neither Mr. Biglari nor Dr. Cooley has been a participant in, or is to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

The disclosure regarding the terms of the Agreement in Item 1.01 above are incorporated herein by reference.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2015, the Company’s board of directors adopted and approved an amendment to the Company’s amended and restated bylaws (the “Bylaws”), which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

The board amended the Bylaws to increase the permitted board size from eight directors to nine directors.  No other amendments were made to the Bylaws.  This description of the amendment to the Bylaws is a summary only and is qualified in its entirety by reference to the full text of such amendment to the Bylaws.

Item 7.01.                Regulation FD Disclosure.

On December 7, 2015, the Company issued a press release announcing the Agreement and the election of Messrs. Biglari and Cooley, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws

10.1

Standstill Agreement, dated as of December 5, 2015, with Nicholas J. Swenson, Air T, Inc., Groveland Capital LLC, Groveland Hedged Credit Fund LLC, Sardar Biglari, Philip L. Cooley, The Lion Fund II, L.P. and Biglari Capital Corp.

99.1	Press release, dated December 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2015	INSIGNIA SYSTEMS, INC.

	By:	/s/ John C. Gonsior
John C. Gonsior
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
3.1	Amendment to Amended and Restated Bylaws	Filed Electronically

10.1

Standstill Agreement, dated as of December 5, 2015, with Nicholas J. Swenson, Air T, Inc., Groveland Capital LLC, Groveland Hedged Credit Fund LLC, Sardar Biglari, Philip L. Cooley, The Lion Fund II, L.P. and Biglari Capital Corp.

Filed Electronically

99.1	Press release, dated December 7, 2015.	Furnished Electronically